SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2002


                                  SCIENT, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)



        DELAWARE                   333-68402                 58-2643480
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(STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                         IDENTIFICATION NO.)


         79 FIFTH AVENUE
        NEW YORK, NEW YORK                                      10003
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (212) 500-4900
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                         (REGISTRANT'S TELEPHONE NUMBER)


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ITEM 2.  Acquisition or Disposition of Assets.

      On September 30, 2002, in connection with the voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, Case Nos. 02-13455 through 02-13458 (AJG), as filed by Scient, Inc. and certain of its subsidiaries (collectively "Scient"), the sale of substantially all of Scient's assets to SBI and Company and SBI Scient, Inc. (collectively "SBI") was consummated. These assets were sold for an aggregate purchase price of $15,195,169, of which amount $13,433,655.63 was applied to the payment of secured debt owing by Scient. The sale was made pursuant to the bankruptcy court's order approving the sale issued on September 13, 2002.

      Despite the receipt by Scient of cash proceeds in connection with this sale, it is anticipated that Scient's common stock will have no value.


ITEM 7.  Exhibits.

(c)   Exhibits:

      2.1 Asset Purchase Agreement dated as of July 14, 2002 by and between Scient, Inc., a Delaware corporation ("Scient"), iXL Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of Scient ("IXLE"), Scient Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of Scient ("SEI"), iXL, Inc., a Delaware corporation and a wholly owned subsidiary of IXLE ("IXLI" and collectively with Scient, IXLE, and SEI the "Sellers" and each individually a "Seller"), and SBI and Company, a Utah corporation ("SBI"), and SBI Scient Inc., a Utah corporation and a wholly owned subsidiary of SBI ("SBIS"), together with the First Amendment to Asset Purchase Agreement dated August __, 2002 and the Second Amendment to Asset Purchase Agreement dated September 30, 2002.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Scient, Inc.



                                    By:         /s/ Gerard Dorsey
                                       --------------------------------
                                                   Gerard Dorsey
                                              Chief Financial Officer

Dated:  October 4, 2002


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                                  Exhibit Index

      2.1 Asset Purchase Agreement dated as of July 14, 2002 by and between Scient, Inc., a Delaware corporation ("Scient"), iXL Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of Scient ("IXLE"), Scient Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of Scient ("SEI"), iXL, Inc., a Delaware corporation and a wholly owned subsidiary of IXLE ("IXLI" and collectively with Scient, IXLE, and SEI the "Sellers" and each individually a "Seller"), and SBI and Company, a Utah Corporation ("SBI"), and SBI Scient Inc., a Utah Corporation and a wholly owned subsidiary of SBI ("SBIS"), together with the First Amendment to Asset Purchase Agreement dated August __, 2002 and the Second Amendment to Asset Purchase Agreement dated September 30, 2002.


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